Subsequent Events	6 Months Ended
Jun. 30, 2018
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

NOTE 19 – SUBSEQUENT EVENTS

On July 25, 2018, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended June 30, 2018 of $0.02 per unit. The distribution is payable on August 10, 2018 to all unitholders of record of common and general partner units on August 7, 2018. The aggregate amount of the declared distribution is anticipated to be $3,420.

In July 2018, Navios Partners agreed to acquire the Navios Sphera, a 2016-built Panamax of 84,872 dwt and the Navios Mars, a 2016-built Capesize vessel of 181,259 dwt from its affiliate, Navios Holdings, for a purchase price of $79,000. The acquisition of the vessels is expected to be partially financed with a $44,000 new term loan facility and the balance with available cash. The loan has an amortization profile of five years, matures in July 2023 and bears interest at LIBOR plus 290 bps per annum.

On July 2, 2018, Navios Partners sold to its affiliate, Navios Containers, the YM Unity and the YM Utmost, two 2006-built containerships of 8,204 TEU each, for a sale price of $67,000. The loss on sale of the vessels amounted to $37,860 and was recognized in the second quarter of 2018. Navios Partners used a portion of the sale proceeds to repay $20,200 of its outstanding debt. As a result of the sales, the YM Unity and the YM Utmost were released from security of the Term Loan B Facility. In exchange, four drybulk vessels and $4,000 in cash substituted the two vessels as collateral to the Term Loan B Facility.